UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 12, 2004

IONICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Massachusetts (State of incorporation)	1-7211 (Commission File Number)	04–2068530 (I.R.S. Employer Identification No.)

65 Grove Street, Watertown, MA (Address of principal executive offices)	02472 (Zip Code)	(617) 926–2500 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On October 12, 2004, Douglas R. Brown, the President and Chief Executive Officer of Ionics, Incorporated, gave a management presentation to several analyst conferences. A copy of the slide presentation substantially in the form used in the management presentation is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

ITEMS 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No. NUMBER	Description

99.1	Slide presentation for the October 12, 2004 management presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

IONICS, INCORPORATED

October 12, 2004	By:	/s/ Stephen Korn

Stephen Korn Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation for the October 12, 2004 management presentation